SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2003

TEXAS REGIONAL BANCSHARES, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	000-14517	74-2294235
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910 3900 NORTH 10TH STREET, 11TH FLOOR MCALLEN, TX 78502-5910 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

See Item 9 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1	Press release of Texas Regional Bancshares, Inc. dated July 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12)

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” on Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

On July 15, 2003, Texas Regional Banchares, Inc. issued a press release announcing second quarter 2003 earnings. The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC. (Registrant)

July 15, 2003	/s/ G.E. Roney
Glen E. Roney Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Texas Regional Bancshares, Inc. dated July 15, 2003.